SUMMARY PROSPECTUS August 31, 2017

AB Government Reserves Portfolio

Ticker: Class 1–AGRXX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2017, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.abfunds.com/links/pcmf, email a request to prorequest@ABglobal.com, call (collect) (212) 486-5800, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

PRO-0144-GR-0817

INVESTMENT OBJECTIVE

The Fund’s investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment) None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	.20%
Distribution and/or Service (12b-1) Fees	.10%
Other Expenses:
Transfer Agent	.01%
Other Expenses	.08%
Total Other Expenses	.09%

Total Annual Fund Operating Expenses	.39%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class 1 shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class 1
After 1 Year	$40
After 3 Years	$125
After 5 Years	$219
After 10 Years	$493

PRINCIPAL STRATEGIES:

The Fund is a “money market fund” that seeks to maintain a stable net asset value, or NAV, of $1.00 per share although there is no guarantee that the Fund will maintain a NAV of $1.00 per share.

The Fund invests at least 99.5% of its total assets in cash, marketable obligations (which may bear adjustable rates of interest) issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”) and repurchase agreements that are collateralized fully. Collateralized fully means collateralized by cash or government securities. The Fund may also invest in when-issued securities.

The Fund also invests at least 80%, and normally substantially all, of its net assets in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. This policy may not be changed without 60 days’ prior written notice to shareholders.

As a money market fund, the Fund must meet the requirements of the Securities and Exchange Commission Rule 2a-7. The Rule imposes strict conditions on the investment quality, maturity, diversification and liquidity of the Fund’s investments. Among other things, Rule 2a-7 requires that the Fund’s investments have (i) a remaining maturity of no more than 397 days unless otherwise permitted by Rule 2a-7, (ii) a dollar weighted average maturity of no more than 60 days, and (iii) a dollar weighted average life to maturity of no more than 120 days. Rule 2a-7 imposes liquidity standards that require the Fund to hold at least 10% and 30% of its total assets in daily liquid assets and weekly liquid assets, respectively, as defined in Rule 2a-7. Rule 2a-7 also limits the Fund’s investments in illiquid securities to 5% of its total assets.

PRINCIPAL RISKS:

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Money Market Fund Risk and Regulatory Developments: Money market funds are sometimes unable to maintain an NAV at $1.00 per share and, as it is generally referred to, “break the buck”. In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Fund’s shareholders should not rely on or expect an affiliate of the Fund to purchase distressed assets from the Fund, make capital infusions, enter into credit support agreements or take other actions to prevent the Fund from breaking the buck. In addition, you should be aware that significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders. The Fund’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk.

Under Rule 2a-7, the Fund is permitted, but not required, at the discretion of the Fund’s Board of Directors (“Board”), under certain circumstances of impaired liquidity of the Fund’s investments, to impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time. The Board has determined not to impose liquidity fees on, or suspend, redemptions.

•

Interest Rate Risk: Changes in interest rates will affect the yield and value of the Fund’s investments in short-term securities. A decline in interest rates will affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low rates may be ending. The change in value for shorter-term securities is usually smaller than for securities with longer maturities.

•

Credit Risk: Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest or principal payments). If a counterparty to a repurchase agreement defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Fund might be delayed in selling the collateral. The Fund’s investments in U.S. Government securities or related repurchase agreements have minimal credit risk compared to other investments.

•	Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Fund from selling out of these securities at an advantageous time or price.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	the Fund’s average annual returns for one year and since inception.

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

Through June 30, 2017, the year-to-date unannualized return for the Fund’s shares was 0.23%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 0.05%, 4th quarter, 2016; and Worst Quarter was 0.00%, 1st quarter, 2016.

Performance Table

Average Annual Total Returns

(For the period ended December 31, 2016)

	1 Year	Life of the Fund*
Government Reserves Portfolio	0.12%	0.05%

*	Commencement of operations 05/06/2013.

You may obtain the most current seven-day yield information of the Fund by calling 800-221-5672 or your financial intermediary.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

ADDITIONAL INFORMATION

At a recent meeting, the Board of Directors of AB Bond Fund, Inc. approved the acquisition of assets and assumption of liabilities of the Fund by AB Government Money Market Portfolio, a series of AB Fixed-Income Shares, Inc. (the “Acquisition”). The funds have identical investment objectives and strategies. The Acquisition does not require approval of the Fund’s shareholders, but shareholders will receive an information statement containing details about the Acquisition prior to the consummation of the Acquisition, which is expected to occur on or about November 10, 2017.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

	Initial	Subsequent
Class 1 Shares (only available to private clients of Sanford C. Bernstein & Co. LLC, and the Bernstein Global Wealth Management unit of the Adviser (“Bernstein”) and certain institutional clients of the Adviser)	$100,000	None

You may sell (redeem) your shares each day the New York Stock Exchange is open by contacting your Bernstein registered representative.

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Shares of the Fund are offered through the Adviser’s private client channel and institutional channel and are generally not sold through intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRO-0144-GR-0817

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